AMENDMENT NO. 1 TO SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_| Check the appropriate box:
|X|Preliminary Proxy Statement
|_|Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
|_|Definitive Proxy Statement
|_|Definitive Additional Materials
|_|Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             TECH LABORATORIES, INC.
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|No fee required
|_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
           (1) Title of each class of securities to which transaction applies:
               --------------------------------------------------------------
           (2) Aggregate number of securities to which transaction applies:
               --------------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
               --------------------------------------------------------------
           (4) Proposed maximum aggregate value of transaction:
               --------------------------------------------------------------
           (5) Total fee paid:
               --------------------------------------------------------------

|_|Fee paid previously with preliminary materials:
|_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:
               --------------------------------------------------------------
           (2) Form, Schedule or Registration Statement No.:
               --------------------------------------------------------------
           (3) Filing Party:
               --------------------------------------------------------------
           (4) Date Filed:
               --------------------------------------------------------------

                             TECH LABORATORIES, INC
                            c/o Anslow & Jaclin, LLP
                          195 Route 9 South, Suite 204
                               Manalapan, NJ 07726
                                 (973) 427-5333


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2006


Notice is hereby given that the Annual Meeting of Shareholders of TECH LABORATORIES, INC, a New Jersey corporation (the "Company"), will be held at 7:00 AM Eastern Standard Time on September 22, 2006, at Lake Mohawk Country Club, 21 The Boardwalk, Sparta, NJ 07871 for the following purposes:

     1. To authorize the increase of the Company's shares outstanding to 3,000,000,000 shares of common stock;
     2. To transact such other business as may properly be brought before the shareholders at the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on _________, 2006 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Annual Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Annual Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.


                                    By Order of the Board of Directors,

                                    /s/ Donna Silverman
                                    -------------------
                                    DONNA SILVERMAN
                                    CHIEF EXECUTIVE OFFICER



August __, 2006

                                TABLE OF CONTENTS


GENERAL INFORMATION                                                                                          1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                                               3

EXECUTIVE COMPENSATION                                                                                       4

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                                               5

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                                                      5

PROPOSALS FOR SHAREHOLDER APPROVAL                                                                           5

     Proposal One: Amendment to the Company's Articles of Incorporation to Increase the                      6
       Authorized Number of Shares of Common Stock

FORWARD-LOOKING STATEMENTS                                                                                   7

WHERE YOU CAN FIND MORE INFORMATION                                                                          7



                             TECH LABORATORIES, INC
                            c/o Anslow & Jaclin, LLP
                          195 Route 9 South, Suite 204
                               Manalapan, NJ 07726
                                 (973) 427-5333

                                 PROXY STATEMENT
                                 AUGUST __, 2006


        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 22, 2006

                               GENERAL INFORMATION

General
-------

This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Tech Laboratories, Inc., a New Jersey corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 7:00 AM Eastern Standard Time on August 28, 2006, at Lake Mohawk Country Club, 21 The Boardwalk, Sparta, NJ 07871 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about _____, 2006.

Entitlement To Vote
-------------------

If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting Of Proxies
-----------------

You can vote the shares that you own of record on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

     (a) filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;

     (b) executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or

     (c) attending at the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to Tech Laboratories, Inc., at 195 Route 9, Suite 204, Manalapan, New Jersey 07726, Attention: Donna Silverman, Chief Executive Officer.

Record Date And Shares Entitled To Vote
---------------------------------------

Our Board of Directors has fixed the close of business on _______, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. At the record date, there were 195,000,000 shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock and no shares of preferred stock outstanding. There is no cumulative voting in the election of directors.

Quorum
------

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual meeting is a majority of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

     1. shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;
     2. shares represented by properly executed proxies for which no instruction has been given; and 3. broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One - Change to Articles of Incorporation: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to affect an increase in the authorized number of shares of our common stock. Stockholders may vote in favor of or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

Stockholder Proposals
---------------------

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our proxy statement for our 2006 annual meeting of shareholders. To be eligible for inclusion in our 2006 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at 195 Route 9, Suite 204, Manalapan, NJ 07726 no later than July , 2006, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement. Notice of a shareholder's proposal submitted for consideration at the annual meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on __________, 2006, and the persons named in the proxies solicited for the 2006 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Other Matters
-------------

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

Communication With Board Of Directors
--------------------------------------

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters. The correspondence should be addressed to Donna Silverman, the chairman of our board of directors. Ms. Silverman will advise all the directors of any such correspondence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 21, 2006 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following August 18, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.


Name and Address of                          Amount and Nature of    Percent of
Beneficial Owner                             Beneficial Ownership    Class (1)
----------------                             --------------------    ---------

Donna Silverman                              48,515,904              24.87%

Peter Nasca                                  0                       0

 Michael Abri                                0                       0

Officers and Directors as a Group (3)        48,515,904              24.87%



(1)  Based on 195,000,000 shares outstanding as of August 18, 2006.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 On July 11, 2005 (the "Effective Date"), we finalized a Settlement Agreement and Release (the "Agreement") with Bernard Ciongoli and Earl Bjorndal (the "Settlement Parties"). In connection with the Agreement, Mr. Ciongoli resigned from his positions as President, Chief Executive Officer, Chief Financial Officer, and member of the Board of Directors of the Company, and agreed to the cancellation of 17,931,806 of his shares of our common stock. Earl Bjorndal resigned from his positions as Vice President and member of the Board of Directors of the Company, and agreed to the cancellation of 8,044,445 of his shares of our common stock. The parties agreed to the transfer of all of the Company's assets, including all technologies and product lines, to the Settlement Parties in exchange for the cancellation of all outstanding obligations owed to the Settlement Parties, including past due salaries and loans due to them, the cancellation of the above mentioned shares, and the assumption of certain liabilities of the Company and the lease by the Settlement Parties. As part of the Agreement, we agreed to transfer of all of the issued and outstanding shares of common stock of Tech Logistics, Inc., our subsidiary to Bernard Ciongoli.

Pursuant to the Agreement, the Settlement Parties granted us a seven year license in the transferred technology, pursuant to which we shall have the right to sell the products developed from the DynaTraX technology as a dealer to its customers at a dealer price of 25% off list price. We will also receive a royalty of 5% of the profits per year for the sale of DynaTrax products. In exchange for all of the Company's assets, the Settlement Parties agreed to the cancellation of all outstanding obligations owed to the Settlement Parties, including past due salaries and loans due to them; the cancellation of the above mentioned shares; and the assumption of certain liabilities of the Company and the lease by the Settlement Parties.

None of the directors, executive officers nor any member of the immediate family of any director or executive officer has been indebted to us since its inception. We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners.

Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 2005, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned forms, reports required by
Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2005.

                       PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth one proposal. The current Board of Directors controls the voting of approximately shares of Common Stock or 24.88% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of each proposal.


                                  Proposal One:
             Amendment to the Company's Articles of Incorporation to
            Increase the Authorized Number of Shares of Common Stock

The stockholders are being asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 195,000,000 to 3,000,000,000. On July 21, 2006, the Company's Board
of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting. A copy of the proposed amendment to our Articles of Incorporation affecting the increase in our authorized shares is attached hereto as Exhibit A. The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective upon the filing of such amendment. The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital. If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to this stockholder approval, file with the Secretary of State of the State of New Jersey a Certificate of Amendment to the Company's Articles of Incorporation increasing the Company's authorized capital as set forth in this proposal.

The Company's Articles of Incorporation currently authorize the issuance of up to 195,000,000 shares of common stock, $.01 par value per share. Of the 195,000,000 shares of common stock currently authorized, as of the close of business on July 21, 2006, there were 195,000,000 shares of common stock issued and outstanding. In addition, as of July 21, 2006, the Company has reserved no shares of common stock for issuance pursuant possible conversion of outstanding promissory notes and exercise of outstanding warrants.

Reasons for Increase

Montgomery Equity Partners, LP Funding

The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations.

Specifically, the increase in authorized shares is necessary based upon the recent financing completed by the Company. The Company is committed to file a Form SB-2 registration statement with the SEC to register 797,352,381 shares of common stock in accordance with a Securities Purchase Agreement (the "Agreement") dated December 27, 2005 between the Company and Montgomery Equity Partners, LP. Under the terms of the agreement, the Company issued to the Investor a $300,000 secured convertible debenture with a 15% interest rate and a maturity date of December 27, 2006. The debenture is convertible into shares of the Company's common stock at a conversion price equal to the lesser of (a) $0.00525 per share or (b) ninety percent of the lowest Closing Bid Price of the common stock during the ten trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. The Company was committed to filing an SB-2 Registration Statement with the SEC within 90 days of funding. There are penalty provisions for the Company should the filing not become effective within 150 days of filing.

Simultaneously with the financing agreement, the Company issued an Amended and Restated Convertible Debenture to the Investor in the amount of $537,220 to cure the default under the Debenture issued to the Investor on April 5, 2005 in the original amount of $420,514 for not filing a registration statement by the initial filing deadline (the "Amended Debenture"). The Amended Debenture bears a 15% interest rate and a maturity date of December 27, 2006. The debenture is convertible into shares of the Company's common stock at a conversion price equal to the lesser of (a) $0.00525 per share or (b) ninety percent of the lowest Closing Bid Price of the common stock during the ten trading days immediately preceding the conversion date, as quoted by Bloomberg, LP. The Company is committed to filing an SB-2 Registration Statement with the SEC within 90 days of funding. There are penalty provisions for the Company should the filing not become effective within 150 days of filing.

Prior Funding Agreements

The increase in authorized shares of our common stock is also necessary for the conversion of convertible notes previously issued. On October 13, 2000, we completed a $1.5 million dollar financing with Celeste Trust Reg., Esquire Trade & Finance, Inc., and The Endeavour Capital Investment Funds, S.A., of 6.5% convertible promissory notes due October 15, 2002. Interest is payable quarterly in cash or in shares of common stock at the option of the noteholders. The notes are convertible at a price equal to 85% of the average of the five lowest closing bid prices of the common stock during the twenty-two (22) business days immediately preceding the closing or 85% of the five lowest bid prices during the twenty-two business days through the date of conversion of the notes, whichever is lower. The notes may be redeemed by the company if the company's common stock trades at $10 per share or more for twenty (20) consecutive business days and the average daily trading volume during such 20-day period is at least 150,000 shares per day.

On January 11, 2002, we entered into a conversion and redemption agreement concerning the Long-Term Debt referenced above. An Event of Default, as defined in the 6.5% convertible notes occurred on January 25, 2002, when we were unable to make the first payment of $750,000 to the holders of the notes. On April 19, 2002, we successfully negotiated a cure of such default. This cure required that our registration statement, filed with the Securities and Exchange Commission on April 5, 2002, covering the shares underlying the 6.5% convertible notes, to have been declared effective on or before June 29, 2002. If the registration statement was declared effective by such date, and we made certain payments, the maturity date of the 6.5% convertible notes would have been extended from October 13, 2002 to December 30, 2002.

On August 2, 2002, we announced that an Event of Default occurred on the Convertible Notes. We were unable to have our registration statement declared effective by June 29, 2002, and were unable to reach a new agreement with the holders of the Convertible Notes prior to the expiration of the waiver we had been granted by the note holders, which had been granted in order to permit the parties time to negotiate a new agreement. We continued to seek a cure for the default with the holders of the Convertible Notes, and in October, 2003, a cure was successfully negotiated. We entered into a Security Agreement and Collateral Agent Agreement dated September 25, 2003 (the "Security Agreement "), pursuant to which we obtained a waiver and thereby cured the existing Event of Default under its outstanding 6.5% convertible promissory notes with the Lenders set forth in such notes ("Lenders"). In consideration for the waiver and cure of the Event of Default existing under the notes, we agreed to grant the Lenders a security interest in the Company's inventory ("Collateral"). The parties agreed that as additional consideration for the grant of the security interest in the Collateral that the Common Stock issuable upon conversion of the Notes issued pursuant to the Subscription Agreement may be resold without restriction pursuant to Rule 144(k) under the Securities Act of 1933. Provided the Company issues such shares without the restrictive legends within five days after request by a Lender, then the Lenders waives liquidated damages accrued as of the date of this Agreement arising from the occurrence of a Non-Registration Event.

On April 19, 2004, the Lenders assigned a total of $609,842.25 of the Convertible Notes to Cornell Capital Partners, LP ("Cornell"). As of June 30, 2006, after all payments and conversions to such Convertible Notes and including interest, the original Lenders hold a balance of $167,997.90 of Convertible Notes, and Cornell holds a balance of $208,031.56 of Convertible Notes. Based on a conversion price of $.00124, the Convertible Notes held by Lenders are convertible into 135,482,178 shares of our common stock; and the Convertible Notes held by Cornell are convertible into 167,767,387 shares of our common stock.

After the additional shares are used for the specific financing purpose set forth above, the general purpose and effect of the amendment to the Company's Articles of Incorporation in authorizing additional shares of Common Stock will be to use such additional shares of common stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. When the Board of Directors deem it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

Acquisitions

We are currently looking for an acquisition candidate. On November 14, 2005, we signed a letter of agreement to acquire World Rentals and Sales, LLC (WRS). Pursuant to such letter of intent, we were to issue shares of our common stock in exchange for all of the shares of WRS. The letter of intent with WRS was terminated by mutual agreement of the parties in December 2005. We are not currently in negotiations with a merger candidate; however, a business combination with a target company will normally involve the transfer to the target company of the majority of our issued and outstanding common stock, and the substitution by the target company of its own management and board of directors. If we are successful in locating a merger candidate, we may issue some of the shares authorized in the Amendment to our Certificate of Incorporation to complete the acquisition.

We do not currently have intentions or understandings to issue the additional authorized shares of capital stock other than as set forth herein.

Effect of Increase
------------------

If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed. Under the Company's Articles of Incorporation, the Company's stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                       WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.



                             TECH LABORATORIES, INC.

                         Annual Meeting of Shareholders


                               SEPTEMBER 22, 2006
                         7:00 AM Eastern Standard Time.


                              You May Vote by Mail
                       (see instructions on reverse side)

                             YOUR VOTE IS IMPORTANT

                                      PROXY

                             TECH LABORATORIES, INC.

          This Proxy is Solicited on Behalf of the Board of Directors.


Donna Silverman, Peter Nasca, and Michael Abri with the power of substitution, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of Tech Laboratories, Inc. to be held at Lake Mohawk Country Club, 21 The Boardwalk, Sparta, NJ 07871, on September 22, 2006, at 7:00 AM Eastern Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.


                     TO VOTE IN ACCORDANCE WITH THE BOARD OF
                    DIRECTORS' RECOMMENDATIONS, SIGN AND DATE
                  THIS CARD IN THE SPACES ON THE REVERSE SIDE;
                          NO BOXES NEED TO BE CHECKED.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               [SEE REVERSE SIDE ]

Please mark votes as in this sample.


                                  PROPOSAL ONE:

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN ITS AUTHORIZED SHARES OF COMMON STOCK TO 3,000,000,000. THIS PROXY WILL BE VOTED AS YOU DIRECT:
    IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" THESE MATTERS.

3. To increase the Company's authorized shares of common stock to 3,000,000,000 shares.

FOR |_|               AGAINST |_|                  ABSTAIN |_|


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:                                               Date:
                 ------------------------------               ------------------
Print Name:


Signature:                                               Date:
                 ------------------------------               ------------------
Print Name:






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